UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2010

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Special Note—This Current Report on Form 8-K contains forward-looking statements that are based on the Registrant’s current expectations. Actual results may differ materially from those expressed or implied by these forward-looking statements because of a number of risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 14, 2010, K-V Pharmaceutical Company (the “Registrant”) announced in a press release that it entered into an agreement with U.S. Healthcare I, L.L.C. and U.S. Healthcare II, L.L.C. for a $20 million loan secured by assets of the Registrant. The press release sets forth a description of the loan transaction documented by the loan agreement, including a description of the terms of the loan agreement that are material to the Registrant, and is incorporated herein by reference.

A copy of the press release is attached hereto as Exhibit 99.

Item 8.01	Other Events.

Current and Anticipated Liquidity Position

Including the $20.0 million provided under the loan agreement entered into on September 13, 2010 with U.S. Healthcare I, L.L.C. and U.S. Healthcare II, L.L.C., we currently project that our cash balance at September 30, 2010 will be approximately $20.0 million to $25.0 million.

We currently estimate that during the quarter ending December 31, 2010, we could generate cash of $11.0 to $14.0 million, including $7.0 to $8.0 million from the monetization of certain non-core assets, $2.0 to $3.0 million from estimated tax refunds, and $2.0 to $3.0 million from the sale of our products to customers. Barring any further actions we may take to reduce our cash expenditures, we currently project that during the quarter ended December 31, 2010 our expenditures will be approximately $40.0 million to $50.0 million. Of the expected cash expenditures, approximately $30.0 million to $35.0 million relate to on-going operating expenses, approximately $5.0 million to $7.0 million relate to legal and customer settlement payments and approximately $3.0 million to $5.0 million relate to debt service payments. The remainder of the projected cash expenditures totaling approximately $2.0 million to $3.0 million is for costs related to our FDA compliance consultants and other costs. In addition, pursuant to the Amended Gestiva Agreement, a series of scheduled cash payments becomes due upon successful completion of agreed upon milestones. If an agreed upon milestone is met during the quarter ending December 31, 2010, we would be required to make our next scheduled milestone payment of $25.0 million within five days of achieving the milestone.

As mentioned in our press release dated September 14, 2010, the Registrant is in the process of negotiating additional financing with U.S. Healthcare I, L.L.C. and U.S. Healthcare II, L.L.C. that is aligned with our future strategic plans. Additionally, we will continue to explore ways to further reduce our operating expenditures. However, if we are unable to raise additional capital through selling assets or external financing, our existing cash and financial resources will not be sufficient to fund our operations beyond a date late in the quarter ending December 31, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished as part of this report:

Exhibit Number	Description

99	Press Release dated September 14, 2010, issued by K-V Pharmaceutical Company.

The Registrant will post this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Form 8-K and the press release only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K or the press release.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and that may be based on or include assumptions concerning the operations, future results and prospects of the Registrant. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Registrant provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.

Such factors include (but are not limited to) the following:

(1)	the ability to continue as a going concern;

(2)	difficulties and uncertainties with respect to obtaining additional capital, as more fully described in Part I, Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in the Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 (the third quarter of the Registrant’s fiscal year ended March 31, 2010 (the “Form 10-Q”));

(3)	the decisions the Registrant makes in order to maintain and increase our limited cash and financial resources may result in significant charges for impairment of inventory, property and equipment and intangible and other long-lived assets;

(4)	based on our cash balance and estimates of our operating expenditures, our existing cash and financial resources will not be sufficient to fund our operations beyond the quarter ending December 31, 2010, unless we are able to raise additional capital by selling assets or through external financing;

(5)	the terms of our recently executed secured loan agreement could have an adverse effect on us if we are not able to refinance it or repay it at maturity on January 31, 2011 or earlier if we experience an event of default;

(6)	the consent decree between the Registrant and the FDA and the Registrant’s suspension of the production and shipment of all of the products that it manufactures (other than the Potassium Chloride products that are the subject of the FDA letter received September 8, 2010) and the related nationwide recall affecting all of the other products that it manufactures, as well as the related material adverse effect on its revenue, assets and liquidity and capital resources, as more fully described in Part I, Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Background – Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” in the Form 10-Q;

(7)	the possibility of further reducing the Registrant’s operations, including further reductions of its employee base, and related costs and accounting charges from taking such actions, and the possibility that recent compensation management programs may result in the loss of key personnel;

(8)	the plea agreement between the Registrant and the U.S. Department of Justice and the Registrant’s obligations therewith, as well as the related material adverse effect, if any, on its revenue, assets and liquidity and capital resources, as more fully described in Note 20 – “Subsequent Events” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(9)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(10)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(11)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals, including with respect to Gestiva™, as well as the number of preterm births for which Gestiva™ may be prescribed, its safety profile and side effects profile;

(12)	acceptance of and demand for the Registrant’s new pharmaceutical products or current products upon their return to the marketplace;

(13)	new product development and launch, including the possibility that any product launch may be delayed;

(14)	the availability of raw materials and/or products manufactured for the Registrant under contract manufacturing agreements with third parties;

(15)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable laws or regulations;

(16)	fluctuations in revenues;

(17)	the difficulty of predicting international regulatory approvals, including timing;

(18)	the difficulty of predicting the pattern of inventory movements by the Registrant’s customers;

(19)	the impact of competitive response to the Registrant’s sales, marketing and strategic efforts, including introduction or potential introduction of generic or competing products against products sold by the Registrant and its subsidiaries and including competitive pricing changes;

(20)	risks that the Registrant may not ultimately prevail in litigation, including product liability lawsuits and challenges to its intellectual property rights by actual or potential competitors or to its ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Registrant or its subsidiaries including without limitation the litigation and claims referred to in Note 18 – “Commitments and Contingencies” of the Notes to the Consolidated Financial Statements in the Form 10-Q, and that any adverse judgments or settlements of such litigation, including product liability lawsuits, may be material to the Registrant;

(21)	the possibility that our current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(22)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(23)	failure to supply claims by certain of the Registrant’s customers, including CVS Pharmacy, Inc., that, despite the formal discontinuation action by the Registrant of its products, the Registrant should compensate such customers for any additional costs they allegedly incurred for procuring products the Registrant did not supply;

(24)	the satisfaction or waiver of the terms and conditions for the acquisition of the full U.S. and worldwide rights to Gestiva™ set forth in the previously disclosed Gestiva™ acquisition agreement, as amended;

(25)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Registrant and certain individuals, as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(26)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability, failure to supply or securities litigation;

(27)	the informal inquiry initiated by the SEC and any related or additional government investigation or enforcement proceedings as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Government Inquiries, of the Notes to the Consolidated Financial Statements” in the Form 10-Q;

(28)	the possibility that the pending investigation by the Office of Inspector General of the Department of Health and Human Services into potential false claims under the Title 42 of the U.S. Code as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Government Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q could result in significant civil fines or penalties, including exclusion from participation in federal healthcare programs such as Medicare and Medicaid;

(29)	delays in returning, or failure to return, certain or many of the Registrant’s approved products to the market, including loss of market share as a result of the suspension of shipments, and related costs;

(30)	the ability to sell or license certain assets, and the terms of such transactions;

(31)	the possibility that default on one type or class of the Registrant’s indebtedness could result in cross default under, and the acceleration of, its other indebtedness;

(32)	the risks that present or future changes in the Board of Directors or management may lead to an acceleration of the Registrant’s bonds or to adverse actions by government agencies or our auditors;

(33)	if a director of our company, or a shareholder with an ownership interest in our company of 5% or more, is excluded from participating in federal or state health care programs, then HHS may use its discretionary authority to also exclude our company from participation in federal healthcare programs, or that if Section 6502 of the Affordable Care Act is not repealed and such a director, shareholder or a subsidiary of the company is so excluded, that it could result in a similar exclusion of the Company;

(34)	the risk that even though the price and 30-day average price of the Registrant’s Class A common stock and Class B common stock have recently again begun satisfying the quantitative listing standards of the New York Stock Exchange, including with respect to minimum share price and public float, the Registrant can provide no assurance that they will remain at such levels thereafter;

(35)	the risk that BDO will be unable to complete the audit of the Company’s financial statements to be included in its annual report for its fiscal year ended March 31, 2010 in order for the Company to meet the extension period granted by the New York Stock Exchange to comply with their listing standards and the subsequent risk that the inability to complete the Form-10-Q’s for fiscal year 2011 on a timely basis could impact the timely filing of the fiscal year 2011 Form 10-K.

(36)	the risks detailed from time-to-time in the Registrant’s filings with the SEC.

This discussion is not exhaustive, but is designed to highlight important factors that may impact the Registrant’s forward-looking statements.

Because the factors referred to above, as well as the statements included elsewhere in this report and in the exhibits hereto, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the company or on the Registrant’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Registrant are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A – “Risks Factors” in the Registrant’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and referred to in Part II, Item 1A – “Risk Factors” in the Form 10-Q, as supplemented by the Registrant’s subsequent SEC filings.

Further, any forward-looking statement speaks only as of the date on which it is made and the Registrant is under no obligation to update any of the forward-looking statements after the date of this report. New factors emerge from time-to-time, and it is not possible for the Registrant to predict which factors will arise, when they will arise and/or their effects. In addition, the Registrant cannot assess the impact of each factor on its future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2010
K-V PHARMACEUTICAL COMPANY

	By:	/s/ Gregory J. Divis, Jr.
Gregory J. Divis, Jr.
Interim President and Interim Chief Executive Officer